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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 28, 1999 .



                            CTI GROUP (HOLDINGS) INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


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           Delaware                                 000-10560                                 51-0308583
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(State or other jurisdic-                   (Commission File Number)                        (IRS Employer
 tion of incorporation)                                                                   Identification No.)
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2550 Eisenhower Avenue, Norristown, PA                                   19403
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(Address of principle executive offices)                              (Zip Code)


Registrant's telephone number, including area code    610-666-1700
                                                      ------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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                            CTI GROUP (HOLDINGS) INC.
             FORM 8-K/A RELATING TO ITEM 4: CHANGES IN REGISTRANT'S
                              CERTIFYING ACCOUNTANT

Item 4.           Changes in Registrant's Certifying Accountant

         On May 17, 1999 management of CTI Group (Holdings) Inc. (the "Company") recommended the retention, subject to the approval of the Company's Board of Directors, of the accounting firm of Deloitte & Touche LLP to be the Company's independent accountants and to conduct an audit of the consolidated financial statements for the year ended March 31, 1999. Upon receipt of the engagement letter on June 28, 1999, the Board of Directors approved the engagement of Deloitte & Touche LLP. Prior to the approval of Deloitte & Touche LLP's retention by the Company's management, the Company did not consult with Deloitte & Touche LLP regarding any financial or accounting matters.

         Deloitte & Touche LLP reviewed the disclosure provided in this Form 8-K/A prior to its filing with the Securities and Exchange Commission.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CTI GROUP (HOLDINGS) INC.
                                         (Registrant)


Date: July 13, 1999             By:    /s/ Anthony P. Johns
                                    --------------------------------------------
                                    Name:    Anthony P. Johns
                                    Title:   President & Chief Executive Officer


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